Exhibit 10.39

SIXTEENTH AMENDMENT TO AMENDED AND RESTATED

INTERACTIVE MARKETING AGREEMENT

This Sixteenth Amendment to Amended and Restated Interactive Marketing Agreement (“Sixteenth Amendment”) is entered into by and between AOL LLC, (“AOL”) a Delaware limited liability company (formerly known as America Online, Inc.), with its principal place of business at 22000 AOL Way, Dulles, VA 20166, and GOOGLE INC., a Delaware corporation (successor-in-interest to Google Inc., a California corporation) with offices at 1600 Amphitheatre Parkway, Mountain View, California 94043 (“Google”), effective as of September 24, 2007 (the “Sixteenth Amendment Effective Date”).

INTRODUCTION

The Parties hereto wish to further amend that certain Amended and Restated Interactive Marketing Agreement effective as of October 1, 2003 (the “IMA”), as amended previously by that certain First Amendment to the Amended and Restated Interactive Marketing Agreement effective as of December 15, 2003 (the “First Amendment”), that Second Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 30, 2004 (the “Second Amendment”), that Third Amendment to Amended and Restated Interactive Marketing Agreement effective as of April 7, 2004 (the “Third Amendment”), that Fourth Amendment to Amended and Restated Interactive Marketing Agreement effective as of June 1, 2004 (the “Fourth Amendment”), that Fifth Amendment to Amended and Restated Interactive Marketing Agreement effective as of June 14, 2004 (the “Fifth Amendment”), that Sixth Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 17, 2004 (the “Sixth Amendment”), that Seventh Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 28, 2005 (the “Seventh Amendment”), that Eighth Amendment to Amended and Restated Interactive Marketing Agreement effective as of April 25, 2005 (the “Eighth Amendment”), that Ninth Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 15, 2005 (the “Ninth Amendment”), that Tenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 24, 2006 (the “Tenth Amendment”), that Eleventh Amendment to Amended and Restated Interactive Marketing Agreement effective as of September 28, 2006 (the “Eleventh Amendment”), that Twelfth Amendment to Amended and Restated interactive Marketing Agreement effective as of December 15, 2006 (the “Twelfth Amendment”), that Thirteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of January 12, 2007 (the “Thirteenth Amendment”), that Fourteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of February 16, 2007 (the “Fourteenth Amendment”), that Fifteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 2, 2007 (the “Fifteenth Amendment”), and that Addendum One to the Second Amendment to Amended and Restated Interactive Marketing Agreement dated October 5, 2004 (“Addendum b”) (the IMA and such amendments and addendum, collectively the “Existing Agreement” and the Existing Agreement together with the Sixteenth Amendment, the “Agreement”). Capitalized terms not defined in this Sixteenth Amendment shall have the meanings set forth in the Existing Agreement.

AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby amend the Existing Agreement as follows:

1. Reinstatement of the Eighth Amendment. The parties hereby agree to reinstate the Eight Amendment in its entirety, as amended in the Existing Agreement, effective as of the Sixteenth Amendment Effective Date through April 29, 2008.

2. [****]. Google shall provide to [****] for the time period from

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April 30, 2007 to the Sixteenth Amendment Effective Date [****]. The [****] shall be subject to the terms and conditions of this Sixteenth Amendment.

3. Termination Rights. [****] may, at its option, terminate this Sixteenth Amendment (without terminating the Existing Agreement) with [****]. During such notice period, AOL shall [****] console for any [****] provided as of the notice date but Google shall not provide any additional [****] during such time. Following termination, AOL shall, at its option, promptly return all [****], together with all copies, or certify in writing that all [****] and copies thereof have been destroyed.

4. Order of Precedence. This Sixteenth Amendment is supplementary to and modifies the Existing Agreement. The terms of this Sixteenth Amendment supersede provisions in the Existing Agreement only to the extent that the terms of this Sixteenth Amendment and the Existing Agreement expressly conflict. However, nothing in this Sixteenth Amendment shall be interpreted as invalidating the Existing Agreement, and provisions of the Existing Agreement shall continue to govern relations between the Parties insofar as they do not expressly conflict with this Sixteenth Amendment. Furthermore, for the avoidance of doubt, any amendments or other changes made to any terms of the Existing Agreement under this Sixteenth Amendment shall be interpreted to have full force and effect on any other relevant provisions of the Existing Agreement (including, but not limited to, Definitions, Exhibits, and Schedules related thereto), which reference or rely on such amended or changed terms.

5. Entire Agreement. This Agreement constitutes the entire agreement with respect to the subject matter hereof. The Agreement supersedes any other prior or collateral agreements, whether oral or written, with respect to the subject matter hereof.

6. Counterparts; Facsimile. This Sixteenth Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. This Sixteenth Amendment may be executed by facsimile.

IN WITNESS WHEREOF, the Parties have executed this Sixteenth Amendment to the Amended and Restated Interactive Marketing Agreement as of the Sixteenth Amendment Effective Date.

AOL LLC		GOOGLE INC.

By:	/s/ John E. Kannapell	By:	/s/ Joan Braddi
Name:	John E. Kannapell	Name:	Joan Braddi
Title:	SVP, AOL Search	Title:	VP, Search Services
Date:	Sept. 17, 2007	Date:	Sept 27, 2007

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